Exhibit 10.64
Elk Creek
Ohio County
COAL MINING LEASE AND SUBLEASE
     This Coal Mining Lease and Sublease (this “Lease”) is made and entered into as of February 9, 2011 (the “Effective Date”), by and between: (i) Ceralvo Holdings, LLC, a Delaware limited liability company (the “Lessor”), and (ii) Armstrong Coal Company, Inc., a Delaware corporation (the “Lessee”).
WITNESSETH:
     Whereas, Lessor owns the fee interests as indicated on Schedule A, attached hereto, in the real property indicated on Schedule A (the “Owned Property”) and/or the leasehold interests as indicated on Schedule B, attached hereto, in the real property indicated on Schedule B (the “Leased Property”), demised pursuant to the agreements identified in Schedule B (as such agreements may be supplemented, amended, restated, replaced, or modified from time to time, each such agreement an “Underlying Lease”), together with any greater estate therein as may now exist or hereafter may be acquired by Lessor (the Owned Property and the Leased Property are, collectively, the “Premises”); and
     Whereas, Lessor desires to lease the Premises to Lessee, and Lessee desires to lease the same from Lessor, upon such terms and conditions as are set forth herein.
     Now Therefore, in consideration of One Dollar and the mutual covenants hereinafter contained, the parties hereto agree as follows:
     Subject to the terms hereof, Lessor does hereby lease unto Lessee the Premises and grant unto Lessee an exclusive license to enter upon the Surface Lands (as hereafter defined) for the purpose of mining all veins of coal on the Premises. It is agreed that Lessor hereby grants to Lessee, with respect to the Premises, to the extent the Lessor has the right to do so, all mining rights, privileges and immunities, of every nature and kind (including deep mining, strip mining, highwall mining and auger mining rights), coal-bed methane rights and the rights to extract all other minerals not covered by pre-existing rights currently held by Lessor or third parties, which are necessary, convenient or customary in connection with or in relation to the conduct of mining operations or the development, equipment or improvement of mines, or for the mining, extraction, removal or recovery of coal, including the right to disturb, cast, and pile all strata without regard to mineral content and for preparing and marketing coal; such rights, including, without limitation, to the extent permitted by applicable statutes and regulations and to the extent the Lessor has the right to grant the same, the right to install and maintain railroad, truck and river dock loading facilities, storage areas, railroad tracks and switches, pumping stations, pole lines and wires; to create gob piles (provided gob piles are maintained, stabilized, and removed or covered as governed by all existing and future laws); to dig ditches for the drainage of water; to lay pipe lines; to erect towers; to provide for the storage of materials and supplies; to construct and use roadways; to erect and use buildings, plants and structures of every kind; and, in general, and without limitation, to do any and all things incident to Lessee’s mining, processing, and marketing of coal produced from the Premises; and Lessee is empowered and authorized to exercise all of the aforesaid rights, privileges and immunities.
     Subject, however, to the following rights existing as of the Effective Date: oil and gas lease rights, public roads, public drainage ditches, easements for power lines, pipelines, railroads and rights-of-way, telephone lines, buried cables and all other easements and reservations.
     To Have and To Hold the same unto the Lessee, its successors and assigns, for and during the term herein set forth and upon the following terms and conditions:
ARTICLE 1
Term of Lease
     Section 1.1-Term. The term of this Lease (“Term”) shall commence on the Effective Date, and terminate on the tenth (10th) anniversary of the Effective Date; provided, that the Term shall automatically be extended for ten (10) one-year extension periods, and thereafter until such time as all of the minable and merchantable coal has been mined, unless Lessee delivers notice of non-renewal to Lessor prior to the end of the then-existing Term. Lessee shall be entitled to terminate this Lease upon ninety (90) days’ written notice to Lessor, in which case Lessee’s obligations, including any royalty payments, shall be limited to those incurred as of the date of such termination.
ARTICLE 2
Mining Operations and Surface Lands
     Section 2.1-Mining Operations. Lessee will conduct mining operations on the Premises and the Surface Lands in a reasonable and professional manner in accordance with standard practices employed in western Kentucky coalfields. Lessee shall conduct its mining operations in accordance with, and shall comply with, all state and local laws and the lawful rules, regulations and orders of any governmental authority in respect of such mining operations. Lessor grants to Lessee the right, at the cost and expense of Lessee, to do and perform, with respect to the Premises, whatever may be required to be performed by Lessee, or may be deemed by Lessee to be required or to be advisable, in order to comply with federal, state or local law or the lawful rules, regulations or orders or any governmental authority. Lessor further agrees to execute and deliver upon the request of Lessee any additional forms or documentation required by any governmental agency or bureau with regard to the prosecution of the mining operation.
     Section 2.2-Use of Surface Lands. Lessor shall retain in its possession the instruments of every nature and kind evidencing Lessor’s interest in and to the Premises and the Surface Lands and every part thereof; provided, however, that upon request by Lessee, Lessor shall make such records available to Lessee for use thereof by Lessee. Except as otherwise provided herein, Lessor shall retain possession of the surface rights related to the Premises (the “Surface Lands”), until the same shall be required by Lessee in connection with its mining operations hereunder, it being recognized by Lessee that the

Surface Lands are now or may hereafter be used by Lessor for farming or other purposes. When and as often as Lessee shall first require any of the Surface Lands in connection with its mining operation, Lessee shall, not more than one hundred twenty (120) or less than ninety (90) days prior to January 1 of the year when such Surface Lands will be required by Lessee, give written notice to Lessor specifying such lands. At such time within said year as shall be mutually determined, but not before the expiration of one hundred twenty (120) days after the receipt by Lessor of such notice, Lessor shall deliver exclusive possession of said Surface Lands to Lessee. Notwithstanding the above, if circumstances warrant, Lessee shall have the right, upon giving Lessor forty (40) days’ written notice, to take possession of such Surface Lands in connection with its mining operations by paying Lessor or crop tenant for crop damage or soil preparation costs, as the case may be. Lessee may, upon taking possession thereof, remove and disturb such Surface Lands or any part thereof, except that Lessee shall, in its operations, prevent and avoid damage to existing oil wells and/or pipelines. Forthwith upon termination of the need by Lessee for any particular part of the said Surface Lands in connection with its mining operations hereunder, as determined by Lessee’s mining plans, Lessee shall surrender possession thereof to Lessor, subject to the provisions of Article 8, Lessee shall, prior to such surrender of possession, comply with all applicable statutes and regulations then in effect with respect to restoration of such Surface Lands. At Lessor’s request, and upon Lessee’s consent, such consent not to be unreasonably withheld, Lessee may surrender additional Surface Lands to Lessor that are not in Lessee’s mining plan or have been reclaimed by Lessee and reclamation bonds released. Thereafter, Lessee shall have no further obligations or rights with respect to such lands surrendered and the same shall be deemed to be no longer a part of the Surface Lands; provided, however, that nothing contained in this sentence shall derogate from or be construed to deny to Lessee, with respect to lands so surrendered, the rights granted herein. Lessor shall have the right to convey title to any part of lands so surrendered, subject, however, to the consent of Lessee, such consent not to be unreasonably withheld, in which case Lessee shall have no further rights to such lands and such lands shall no longer be part of this Lease. It is understood that Lessor shall make no use of any lands so surrendered which may adversely affect Lessee’s and/or any assignees’ or sublessees’ rights hereunder in meeting their obligations with regard to reclamation of such lands under applicable law.
     Section 2.3-Underlying Leases. Lessee hereby agrees to comply with the applicable terms and conditions of any Underlying Lease, which terms are hereby incorporated herein by reference.
ARTICLE 3
Royalties
     Section 3.1-Production Royalty Payments.
          (a) Payment for Coal Mined. For all coal mined and sold by Lessee from the Premises, Lessee shall pay to Lessor a Production Royalty Payment in an amount equal to seven percent (7%) of the Sales Price (as hereinafter defined) received by Lessee. In addition to the foregoing, Lessee shall pay any royalties due for coal leased (not owned in fee) by Lessor. The aforementioned payments shall be defined herein as the “Production Royalty Payments” for all purposes of this Lease. The parties agree that Lessor has received credit for an advance royalty equal to $12,000,000 (“Advance Payment”), and the amount of the Advance Payment shall be applied against and be recoupable against all future Production Royalty Payments otherwise coming due.
          (b) Definition of Sales Price. The term Sales Price as used herein shall mean the per ton consideration actually charged Lessee for each 2,000 pounds of coal sold F.O.B. the mine after final preparation and loading without any deduction of preparation and loading costs, transportation costs, sales commissions or selling expenses, discounts, rebates, preparation charges or any other costs or charges whatsoever. In the case of any coal not sold at arm’s length, sold to an affiliate of Lessee, consumed by Lessee or sold for a consideration other than money, the per ton consideration for computing the Sales Price shall be the average sale price for coal of comparable quality under similar contracts, F.O.B. the mine at the time of shipment or consumption without any deduction of preparation and loading costs, transportation costs, sales commissions or selling expenses, discounts, rebates, preparation charges or any other costs or charges whatsoever.
          (c) Lessee to Keep Records. Lessee shall keep records of truck scale weights, or river barge dead weight surveys, or railroad car weights, whichever is applicable, together with accurate surveys and progress maps used in conjunction with accepted and recognized engineering methods which shall be taken as the basis for payment of Production Royalty Payments. Lessee shall keep a true and correct record of all coal mined, removed and sold from the Premises and shall permit Lessor or its agents, at all reasonable times, to inspect the records, and perform other practical and reasonable investigations to check the accuracy of the records of Lessee. Lessor, through its agents, may enter upon the Premises at any time for the purpose of verifying the quantity of coal removed therefrom.
          (d) Time, Place and Allocation of Payment of Production Royalty Payments. All Production Royalty Payments shall be paid by Lessee to Lessor on or before the 25th day of each calendar month on all coal mined and produced by Lessee from the Premises which was sold during the preceding calendar month and for which Lessee has received payment. All Production Royalty Payments shall be paid by check or by wire transfer if Lessor so instructs. Each payment of Production Royalty Payments hereunder shall be accompanied by a statement from Lessee showing the number of tons of coal mined and sold during the preceding calendar month (showing separately coal produced by the strip, surface, auger or open-pit method of mining and coal produced by any other method of mining), the weighted average of the Sales Price and the computation of royalties payable on such coal so mined and sold during such calendar month. All payments due hereunder shall be mailed to Lessor at the address listed in this Lease, or as otherwise directed by Lessor.
ARTICLE 4
Default
     Section 4.1-Events of Default.

          (a) Defaults Under this Lease. Should Lessee fail to pay any installment of any royalty payment herein provided for when due, or should Lessee fail to observe or perform any other covenant on its part to be observed or performed under the terms of this Lease, Lessor shall have the right to give Lessee written notice specifying the particular default or defaults of which complaint is made and of its intention to declare a forfeiture of this Lease by reason of such default or defaults unless the same are rectified. If the default is the failure to pay to Lessor an installment of a royalty payment at the time provided for herein, Lessee shall have five (5) days from the date of receipt of such notice to correct such default. If the default is the failure of Lessee to observe or perform some other covenant of this Lease other than to pay royalty payments to Lessor, Lessee shall have thirty (30) days (if such default cannot be cured within thirty (30) days, Lessee shall have such additional reasonable time to cure such default, provided Lessee diligently takes action to cure such default within such thirty (30) day period) from the date of receipt of such notice to cure such default. In case of a dispute as to whether or not any such default exists, the time Lessee may cure such default, as aforesaid, shall not commence to run until after the dispute is resolved by arbitration.
          (b) Remedies Upon Default. If Lessee fails to remedy any such default or defaults within the time or times herein specified, then at the option of Lessor, all of Lessee’s rights under this Lease shall terminate, except as otherwise provided in Section 4.1(e), and Lessor shall have the right to re-enter and take possession of the Premises and the Surface Lands without obligation to assume any debt of Lessee; provided, however, that the termination of this Lease in any manner or for any cause whatever shall not relieve Lessee of its obligation for any royalty payment which may have accrued hereunder at the date of such termination; provided, further, that the remedy of termination in the event of default by Lessee as above authorized shall not be deemed or interpreted as the exclusive remedy available to Lessor, and Lessor may require and enforce performance by Lessee of each and every term and provision of this Lease incumbent upon the Lessee to be kept and performed, utilizing any available remedy therefor.
          (c) Arbitration. Any disagreement between Lessor and Lessee arising hereunder shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association then in effect. A panel of three arbitrators, knowledgeable with the coal industry in the western Kentucky area, shall be named, one to be selected by Lessee, one to be selected by Lessor, and one to be selected by the other two arbitrators. If the two arbitrators appointed by Lessor and Lessee cannot agree on the selection of the third neutral arbitrator selection of such arbitrator shall be made by the American Arbitration Association. The non-prevailing party shall be responsible for the reasonable expenses, fees and costs (including, without limitation, reasonable attorney’s fees) incurred by both Lessor and Lessee in such arbitration. If royalty payments are disputed, then those payments shall be placed by Lessee in an interest-bearing escrow account to be distributed in accordance with the decision of the arbitrators. With regard to any monetary sum or quantum measurement such as coal tonnages or reserves, the figures determined by each of the arbitrators shall be averaged and the determination which differs most from said average shall be excluded; the remaining two determinations shall then be averaged and such average shall be final and conclusive.

          (d) Rights of Lessee Upon Termination of Lease. Upon the termination of this Lease for any cause or in any manner, and upon completion of all reclamation as required by governing authorities and upon payment by Lessee to Lessor of all royalties due hereunder, Lessee shall have the right and obligation within a period of twelve (12) months from the date of such termination to remove all buildings, structures, machinery, equipment, tools, tracks, power lines and other property owned by Lessee from any portion of the Surface Lands then owned by Lessor; provided, however, that if the propriety of such termination shall be a matter of disagreement or dispute between Lessor and Lessee, then such twelve (12) months’ period shall not commence to run until, after the dispute is resolved. Provided, further, that if Lessee, notwithstanding the exercise of reasonable diligence, is prevented by causes beyond the control, and without the fault or negligence, of Lessee from removing said property of Lessee within such twelve (12) months’ period, Lessee shall have, in addition to said twelve (12) months, a period of time equal to the period of time during which Lessee was so prevented from removing such property.
ARTICLE 5
Representations and Warranties
     Section 5.1-Due Authority of Lessor and Quiet Enjoyment. Lessor covenants and warrants that it has full power and authority to grant, lease, and let the Premises and the license to the Surface Lands as hereinabove and hereinafter set forth. Lessor, for itself and its successors and assigns, covenants that Lessee shall, against all and every person or persons lawfully claiming the whole or any part of the Premises or the Surface Lands by, through, or under Lessor, have and quietly possess and enjoy the Premises and the Surface Lands throughout the term of this Lease, so long as Lessee shall not be in default in the performance of any covenant of this Lease incumbent upon it to be kept and performed. In the event of any such asserted claim which may affect or impair the quiet possession of any part of the Premises or the Surface Lands by Lessee, notice in writing thereof shall be promptly delivered to Lessor, and Lessor shall be privileged to contest any such claim at its expense; and in such event Lessee shall cooperate with Lessor to remedy the situation, with respect to the part of the Premises or the Surface Lands as to which such claim has been asserted until such claim is settled, which Lessor agrees shall be done promptly if same can be done on a reasonable basis. Lessor shall not enter into any agreement(s) with third parties that may interfere with the mining operation or create any obligation or responsibility on Lessee’s part unless agreed to in writing by Lessee.
     Section 5.2-Eminent Domain or Condemnation Proceedings. Lessor covenants that there are no eminent domain, zoning or condemnation proceedings pending or threatened against or related to the Surface Lands or any portion thereof.
     Section 5.3-Litigation. Lessor represents and warrants that there is no claim, legal action, suit, proceeding, arbitration, dispute, governmental investigation or administrative proceeding, nor any order, decree, or judgment, pending or in effect, or, to Lessor’s knowledge, threatened, against or affecting (i) the Premises and/or the Surface Lands, (ii) the ability of Lessor to execute this Lease, or (iii) the accuracy and completeness of any representation and warranty of Lessor made herein.

     Section 5.4-Third Party Claims. Lessor represents and warrants that neither Lessor nor the Premises and/or the Surface Lands are bound by any contract, agreement, lease, license or subject to any encumbrance of any kind or nature, to which Lessor or its predecessors were a party thereto, and that would in any manner restrict, limit or affect Lessee’s ability to mine and operate the Premises and/or the Surface Lands as Lessee would choose, free of any obligation to or claim of any person or organization associated with, arising out of or in connection with any such contract, agreement, lease, license or encumbrance of Lessor or of any affiliate thereof, or of any predecessor in title in interest to the Premises and/or the Surface Lands, including any agreement applicable to any of its employees.
ARTICLE 6
Indemnification
     Section 6.1-Indemnification of Lessor. Lessee shall, at its own cost and expense, pay all wages, workmen’s compensation claims, claims for material, equipment and supplies contracted for by the Lessee in connection with the conduct of its operations hereunder, and shall indemnify and hold, Lessor and its assigns harmless of, from and against, any and all claims damages, demands, expenses, fines, liabilities and taxes (of any character or nature whatsoever, regardless of by whom imposed), and losses of every conceivable kind, character and nature whatsoever (including, but not limited to, claims for losses or damages to any property or injury to or death of any person) asserted by or on behalf of any person arising out of, resulting from or in any way connected with Lessee’s presence on or mining of the coal on the Premises or the Surface Lands. Lessee also covenants and agrees, at its expense, to pay, and to indemnify and save Lessor and its assigns harmless of, from and against, all costs, reasonable attorneys’ fees, expenses and liabilities incurred in any action or proceeding brought by reason of any such claim or demand.
ARTICLE 7
Taxes
     Section 7.1-Payment of Taxes. Lessee shall pay or cause to be paid the real estate taxes levied on the Premises and the Surface Lands and shall pay all severance taxes or other taxes based upon production of coal mined from the Premises.
ARTICLE 8
Reclamation of Surface Lands
     Section 8.1-Reclamation of Surface Lands by Lessee. Once mining commences on the Surface Lands, Lessee will reclaim the Surface Lands in accordance with all existing applicable federal, state and local laws. In this connection, it will, among other things, fill in or cover all cuts, pits and adits or establish water impoundments, restore the mined out areas to an acceptable contour, replant such areas and dispose of all toxic and acid-bearing substances in accordance with all applicable laws and regulations in order to ensure that the Surface Lands will not constitute an unreasonable hazard. Lessor shall have the right, but not the obligation, to inspect all land restoration and revegitation of the Surface Lands and the disposal of toxic substances on the Surface Lands to see that Lessee has complied with all existing applicable federal, state and local laws before Lessee requests releases from any federal, state or county bonding requirements in connection with the above. Lessee shall have no obligation to dispose of foreign or toxic substances of Lessor or others without the written agreement of Lessee. Lessee shall have the right to make re-entry onto the Surface Lands with machinery and equipment from time to time after the formal termination of the term hereof for the purpose of compliance with any federal, state or local government requirements.

ARTICLE 9
General
     Section 9.1-Remedies, Etc., Cumulative. Each right, power and remedy of Lessor or Lessee provided for in this Lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or the failure to exercise by Lessor or Lessee of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor or Lessee of any or all rights, powers or remedies.
     Section 9.2-Notices. All notices and other communications with respect to this Lease shall be in writing and shall be deemed effectively given when delivered personally or seventy-two (72) hours after mailing by certified mail, postage prepaid, to the following addresses of the parties:
If to Lessor:
Ceralvo Holdings, LLC
7733 Forsyth Blvd., Suite 1625
St. Louis, MO 63105
Attn: J. Hord Armstrong, III
Facsimile: (314) 721-8211
If to Lessee:
Armstrong Coal Company, Inc.
7733 Forsyth Blvd., Suite 1625
St. Louis, MO 63105
Attn: J. Hord Armstrong, III
Facsimile: (314) 721-8211
Each party may change its address by giving written notice of such change to the other party.
     Section 9.3-Binding Effect of Lease, Subleasing. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of this Lease or sublease of the Premises

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may be made by Lessee other than to an affiliate of Lessee, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned.
     Section 9.4-Entire Agreement. This Lease constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding upon the parties hereto unless in writing and signed by Lessor and Lessee.
     Section 9.5-Governing Law and Section Headings. This Lease shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky. The titles of the Articles and Sections in this Lease have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.
     Section 9.6-Force Majeure. If because of Force Majeure either party hereto is unable to carry out any of its obligations under this Lease (other than obligations of either party to pay money due), and if such party promptly gives to the other party hereto written notice of such Force Majeure, then the obligations of the party giving such notice shall be suspended to the extent made necessary by such Force Majeure and during its continuance, provided the effect of such Force Majeure is eliminated in so far as possible with all reasonable dispatch. The term “Force Majeure” as used herein shall mean any unforeseeable causes beyond the control and without fault or negligence of the party affected thereby, such as acts of God, acts of the public enemy, insurrections, riots, labor disputes, labor or material shortages, fires, explosions, floods, breakdowns of or damage to plants, equipment or facilities, interruptions to transportation, river freeze-ups, embargoes, legislation causing loss of markets, orders or acts of civil or military authority, or other like or unlike causes which wholly or partly prevent the mining, loading or delivering of the coal by Lessee.
     Section 9.7-Recording of Short Form. Lessor and Lessee agree to record a short form of this Lease in the Office of the Ohio County Clerk.
     Section 9.8-Oil and Gas. In connection with the mining of any coal on properties where Lessor owns the coal rights and on which there exist any abandoned and/or active oil and gas wells, if Lessor and Lessee mutually agree that it is economically beneficial to mine through any such wells, then Lessor and Lessee agree that each will pay (i) one half of the costs of plugging any abandoned oil or gas wells, and (ii) one half of the costs of plugging, re-drilling and restoring production (including piping relocation) in the case of any active oil and gas wells.
     In Witness Whereof, the parties hereto have each caused this Lease to be executed by one of its duly authorized officers as of the date first above written.

Ceralvo Holdings, LLC

	By:	/s/ Martin D. Wilson

Martin D. Wilson, Manager

`
Armstrong Coal Company, Inc.

	By:	/s/ Martin D. Wilson

Martin D. Wilson, President

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Elk Creek
Ohio County
SCHEDULE A
Owned Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky:
(a) The Ohio County Underground #9 Coal Area of the owned Kentucky #9 seam of coal only comprised of approximately 18,153.5 entire interest acres and 673.5 partial interest acres, for a total of approximately 18, 827 owned #9 coal acres, and all of the #9 coal mining rights and privileges appurtenant thereto, in, on, and underlying the owned entire interest and partial interest #9 coal only tracts, more particularly described on the attached Exhibit A-1 and depicted on the map attached hereto as Exhibit A-2; and
(b) The Elk Creek Surface Area comprised of approximately 415 acres of owned surface, and the surface and coal mining rights and privileges appurtenant thereto, more particularly described on the attached Exhibit B-1 and depicted on the map attached hereto as B-2;
all of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC and Cyprus Creek Land Company by Deed dated March 31, 2008, of record in Deed Book 373, Page 262, in the office of the Clerk of Ohio County, Kentucky.

EXHIBIT A-1
No. 9 Vein of Coal and No. 9 Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028 - 296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company by Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

2.	028 - 033, T.23	258 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

3.	028 - 122	168 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657, both, in the Ohio County Clerk’s office.

4.	028 - 252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company by Edwin Brown, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

5.	028 - 251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company by Earl Powers, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.

6.	028 - 033, T.12, P.1	135.25 acres
(except portion conveyed at Deed Book 237, page 80)
7.	028 - 033, T.6, P.2	84.875 acres
8.	028 - 033, T.2, P.2	72.5 acres
9.	028 - 033, T.45	22 acres
10.	028 - 033, T.1, P.2	58.5 acres
11.	028 - 033, T.25	41.50 acres 50% Interest
12.	028 - 033, T.15	42 acres
13.	028 - 033, T.47	75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

14.	028 - C - 107	67 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

15.	028 - 194	5 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 2, 1971, recorded in Deed Book 192, page 387, in the Ohio County Clerk’s office.

16.	028 - C - 41	25 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

17.	028 - 234	3 Less 0.25 acres
AND BEING the same property conveyed to Peabody Coal Company by M. J. Boling, et ux., by deed dated December 2, 1974, recorded in Deed Book 210, page 311, in the Ohio County Clerk’s office.

18.	028 - O - 7	10 acres
AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by J. P. Tichenor, et ux., by deed dated February 24, 1910, recorded in Deed Book 38, page 416, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

19.	028 - C - 75	100 acres Less 3 acres, and Less 10 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

20.	028 - 033, T.14, P.1	34.80 acres
	028 - 033, T.14, P.2	66.15 acres
21.	028 - 033, T.1, P.1	95 acres
22.	028 - 033, T.7, P.1	100 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 Interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

23.	028 - C - 68	26.5 acres
24.	028 - C - 69	100 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

25.	028 - 033, T.2, P.3	82.5 acres
26.	028 - 033, T.9	83.88 acres
27.	028 - 033, T.5, P.1	125 acres
28.	028 - 033, T.27	6.25 acres
29.	028 - 033, T.5, P.1	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by eed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

30.	028 - C - 133	35 acres
31.	028 - C - 134	15 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

32.	028 - 033, T.29, P.4	262 acres except cemetery
33.	028 - 033, T.29, P.5	101.25 acres

(except portion conveyed at Deed Book 237, page 80)
34.	028 - 033, T.32, P.3	25 acres Undivided 1/2 Interest
(except portion conveyed at Deed Book 237, page 80)
35.	028 - 033, T.18, P.1	240 acres
(except portion conveyed at Deed Book 237, page 80)
36.	028 - 033, T.16	100 acres
(except portion conveyed at Deed Book 237, page 80)
37.	028 - 033, T.17	55 acres
(except portion conveyed at Deed Book 237, page 80)
38.	028 - 033, T.28, P.1	41 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

39.	028 - C - 35	679 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

40.	028 - 033, T.29, P.6	9.58 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

41.	028 - C - 144	123.75 acres
42.	028 - C - 72	109 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

43.	028 - 033, T.61	53 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal

Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

44.	028 - C - 36	133 acres
45.	028 - C - 74	16 acres
46.	028 - C - 45	36 acres
47.	028 - C - 65	80 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

48.	028 - 033, T.32, P.2	5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

49.	028 - C - 73	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

50.	028 - 033, T.32, P.1	60 acres
51.	028 - 033, T.31, P.2	124.50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

52.	028 - C - 127	30 acres
53.	028 - C - 128	29 acres
54.	028 - C - 126	60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

55.	028 - 033, T.42	71.5 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

56.	028 - C - 34	22.5 acres
57.	028 - C - 113	230 acres Less 1 acre Cemetery
58.	028 - C - 63	62.5 acres
59.	028 - C - 64	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

60.	028 - 033, T.54	110.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

61.	028 - C - 60	80 Less 20 acres, and Less 15 acres
62.	028 - C - 61	40.25 acres
63.	028 - C - 70	36 acres
64.	028 - C - 66	90.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

65.	028 - 033, T.13	102.45 acres
66.	028 - 033, T.49, P.1	81 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

67.	028 - C - 67	31 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

68.	028 - 033, T.43	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947. recorded in Deed Book 105, page 621; and The Alston. Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

69.	028 - C - 71	20 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Office of the Ohio County Clerk.

70.	028 - E - 81	13.5 Less 0.07 Acres
AND BEING the same property conveyed to Beaver Dam Coal Company by Robert Snodgrass, et ux., by deed dated December 18, 1974, recorded in Deed Book 210, page 654, in the Ohio County Clerk’s office.

71.	028 - C - 123	69.5 acres
72.	028 - C - 122	50 acres
73.	028 - C - 111	42 acres and 74 poles.
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Ohio County Clerk’s Office.

74.	028 - 195	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 12, 1971, recorded in Deed Book 192, page 385, in the Ohio County Clerk’s office.

75.	038 - 121	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company by Robert Snodgrass, et ux., by deed dated February 26, 1979, recorded in Deed Book 231, page 661, in the Ohio County Clerk’s office.

76.	028 - C - 112	42 acres and 74 poles
77.	028 - C - 108	15 acres
78.	028 - C - 110	43 acres and 77 poles, except 2.5 acres
79.	028 - C - 109	42 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

80.	028 - D - 87	156.875 acres Except 1 acre cemetery
81.	028 - D - 82	138.50 acres
82.	028 - D - 84	55 acres
38/40 Interest; and 2/40 Interest Adversely Possessed
83.	028 - D - 19	33.33 acres
84.	028 - D - 81	61.50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

85.	028 - 250(2), P.2	LEASEHOLD RESERVED HEREIN

86.	028 - D - 50	31 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

87.	028 - 202	17 acres	Undivided 2/7 Interest
	028 - 220	17 acres	Undivided 5/7 Interest
AND BEING the same property from which Katie Ball, widow, et al., conveyed an undivided 2/7 interest to Peabody Coal Company by deed dated January 28, 1972, recorded in Deed Book 197, page 345; and from which Ernest Duncan, et ux., conveyed an undivided 5/7 interest to Peabody Coal Company by deed dated December 7, 1972, recorded in Deed Book 216, page 604; both in the Ohio County Clerk’s office.

88.	028 - D - 56	50 acres
89.	028 - D - 80	38 acres
90.	028 - D - 49	38 acres
91.	028 - D - 48	77 acres and 23 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

92.	028 - C - 1	92 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

93.	028 - 250(2), P.1, T.2 and T.3	LEASEHOLD RESERVED HEREIN
94.	028 - 250(2), P.1, T.1	LEASEHOLD RESERVED HEREIN
95.	028 - 250(2), P.1, T.4	LEASEHOLD RESERVED HEREIN
96.	028 - 250(2), P .1, T.5 and T.6	LEASEHOLD RESERVED HEREIN

97.	028 - C - 62	139 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

98.	028 - 185, P.5	279 acres
AND BEING the same property conveyed to Peabody Coal Company by BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

99.	028 - 137, T.1	75 acres
	028 - 137, T.2	56 acres
	028 - 137, T.3, P.1	64.75 acres
	028 - 137, T.3, P.2	76 acres
	028 - 137, T.4, P.1	29.25 acres
	028 - 137, T.4, P.2	27.20 acres
	028 - 137, T.5	75 acres
	028 - 137, T.6	64 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by Deed from Grace Addington, et al., dated November 7, 1964, recorded in Deed Book 163, page 241, in the Ohio County Clerk’s office.

100.	028 - C - 129	20 acres and 62 poles
101.	028 - C - 16	56 acres
102.	028 - C - 43	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

103.	028 - O - 6	15 acres
AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by Louis Brown, et ux., by deed dated September 21, 1907, recorded in Deed Book 85, page 314, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

104.	028 - 033, T.41	25 acres also known as 028 - 092, T.4
	028 - 092, T.4	25 acres also known as 028 - 033, T.41

AND BEING a portion of Tracts No. 028 - 033 conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.
FURTHER BEING a portion of Tracts No. 028 - 092 conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

105.	028 - C - 38	23 acres
106.	028 - C - 22	28.375 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

107.	028 - 033, T.31, P.1	39.5 acres
108.	028 - 033, T.30	2.2 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

109.	028 - C - 40	18 acres
110.	028 - C - 37	63 Less 6 acres
111.	028 - C - 29	100.25 acres
112.	028 - C - 31	27 acres
113.	028 - C - 30	130 acres
114.	028 - C - 28	60 acres
115.	028 - C - 33	2.5 acres
116.	028 - C - 32	40 acres
117.	028 - C - 21	68.75 acres
118.	028 - C - 20	133 Less 68.75 acres
119.	028 - C - 18	50 acres Except 0.75 acre school lot
120.	028 - C - 19	26.80 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

121.	028 - 111, P.1, T.1	1 acre

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ray Ward, et ux., by deed dated July 25, 1960, recorded in Deed Book 145, page 479, in the Ohio County Clerk’s office.

122.	028 - 092, T.1	15.75 acres
	028 - 092, T.2	53 acres
	028 - 092, T.3	68 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

123.	028 - C - 39	65 acres
124.	028 - C - 17	80 acres
125.	028 - C - 50	80 acres
126.	028 - C - 10	64.75 acres
127.	028 - C - 27	59 acres
128.	028 - C - 26	40 acres
129.	028 - C - 114	51 acres
130.	028 - C - 115	182 Less 51 acres
131.	028 - C - 11	156 Less 7 acres
132.	028 - C - 23	7 acres
133.	028 - C - 24	1 acre
134.	028 - C - 125	156.25 acres
135.	028 - C - 44	10 acres
136.	028 - C - 42	70 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

137.	028 - 095	26.875 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from John W. Fulkerson, single, by deed dated December 30, 1957, recorded in Deed Book 135, page 445, in the Ohio County Clerk’s office.

138.	028 - 091	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elmer L. Fulkerson, et ux., by deed dated December 23, 1957, recorded in Deed Book 135, page 391, in the Ohio County Clerk’s office.

139.	028 - 094	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from O. D. Fulkerson, et ux., by deed dated December 24, 1957, recorded in Deed Book 135, page 406, in the Ohio County Clerk’s office.

140.	028 - 093, T.1	129.25 acres

AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company in the following deeds of record in the Ohio County Clerk’s office:
(a)	Gertrude Igleheart, widow, by deed dated December 24, 1957, recorded in Deed Book 135, page 397;

(b)	Leslie K. Grimes, et ux., by deed dated January 2, 1958, recorded in Deed Book 135, page 504;

(c)	Charles M. Grimes, et ux., by deed dated January 13, 1958, recorded in Deed Book 135, page 523; ‘

(d)	Mayme Jane Grimes Holland, et vir., by deed dated January 15, 1958, recorded in Deed Book 135, page 572;

(e)	David E. Grimes, et ux., by deed dated January 21, 1958, recorded in Deed Book 135, page 587.

141.	028 - 185, P.4	151.875 acres
AND BEING the same property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

142.	028 - 126, T.1	35 acres
	028 - 126, T.2	3 acres
	028 - 126, T.3	148 acres
	028 - 126, T.4	71.5 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., by deed dated January 20, 1962, recorded in Deed Book 151, page 180, in the Ohio County Clerk’s office.

143.	028 - D - 38	73 acres
144.	028 - D - 63	54 Less 2 acres and 100% Interest
2-acre portion of 54 acres 80% Interest
145.	028 - D - 22	53.33 acres
146.	028 - D - 39	52.50 acres
	028 - D - 40	52 acres
147.	028 - D - 40A	3.50 acres
148.	028 - D - 53	40 acres
149.	028 - D - 47	83 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

150.	028 - C - 151	106 acres and 69.25 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

151.	1928 - 300	1.5 acres and 10.75 poles 50% Interest
	1928 - 300 - 01	1.5 acres and 10.75 poles 40% Interest

AND BEING the same property from which an undivided 1/2 interest was conveyed from Morgan Duncan, et ux., to Peabody Development Company, LLC, by deed dated February 1, 2005, recorded in Deed Book 353, page 38; and from which an undivided 2/5 interest was conveyed from Joseph S. Allen, et ux., to Peabody Development Company, LLC, by deed dated February 10, 2005, recorded in Deed Book 353, page 42; both In the Ohio County Clerk’s office.

152.	1928 - 302	7 acres	60% Interest
AND BEING the same property conveyed to Peabody Development Company, LLC, in the Ohio County Clerk’s office, as follows:
(a)	Fanny M. Curtis by deed dated March 17, 2005, recorded in Deed Book 354, page 341;

(b)	Lillian Finley Bassett by deed dated April 25, 2005, recorded in Deed Book 354, page 350;

(c)	Hubert Ashby by deed dated April 18, 2005, recorded in Deed Book 354, page 358.

153.	028 - D - 78	141.50 acres Except 15 acres
154.	028 - D - 1	52.75 acres
155.	028 - D - 23	243.33 acres
156.	028 - D - 77	40 acres
157.	028 - D - 76	160 acres Except 6 acres and 20 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

158.	028 - C - 77	50 acres
159.	028 - C - 76	78 acres
160.	028 - C - 52	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

161.	028 - D - 42	60 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

162.	028 - C - 53	5 acres
163.	028 - C - 54	137 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

164.	028 - D - 46	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

165.	028 - C - 154	71 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

166.	028 - D - 37	23 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

167.	028 - C - 55	60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

168.	028 - D - 79	102.50 acres and 22 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

169.	028 - 083, T.5	80 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

170.	028 - C - 105	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

171.	028 - D - 65	57 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

172.	028 - 146	30 acres
AND BEING the same tract conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elzoria Stearman Bishop, et al., by Master Commissioner Deed dated April 14, 1966, recorded in Commissioner’s Deed Book M, page 201, in the Ohio County Clerk’s office.

173.	028 - 081, T.1	130 acres
	028 - 081, T.2	100 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from R. H. Morris, et ux., by deed dated February 13, 1957, recorded in Deed Book 131, page 351; in the Ohio County Clerk’s office.

174.	028 - C - 5	38 acres
175.	028 - C - 8	105 acres except 1 acre school lot
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

176.	028 - 096	35 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ethel Morton, et al., by Master Commissioner Deed dated April 19, 1958, recorded in Commissioner’s Deed Book L, page 391, in the Ohio County Clerk’s office.

177.	028 - C - 6	40 acres
178.	028 - C - 7	10 acres
179.	028 - C - 155	90 acres
180.	028 - C - 58	55 acres
181.	028 - C - 118	80 acres
182.	028 - C - 13	86 acres
183.	028 - C - 15	85.75 acres
184	028 - C - 14	2 acres
185.	028 - C - 12	100 Less 2 acres except cemetery
186.	028 - C - 131	100 acres
187.	028 - C - 132	69.5 Less 31.25 acres
188.	028 - C - 130	31.25 acres
189.	028 - C - 47	50.5 acres except 0.5 acre cemetery
190.	028 - C - 48	55 acres
191.	028 - C - 157	87.35 less 5 acres
192.	028 - C - 9	166 acres
193.	028 - C - 149	47.25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

194.	1123 - 005, T.1, P.1	100 acres except portion of 47.5 acres
	1123 - 005, T.1, P.2	9 acres, 2 roods
& 38 poles except portion of 47.5 acres
	1123 - 005, T.1, P.3	9 acres, 1 rood
& 23 poles except portion of 47.5 acres
	1123 - 005, T.1, P.4	30 acres, 3 roods
& 19 poles except portion of 47.5 acres
	1123 - 005, T.2	19 acres

AND BEING the same property conveyed to Peabody Development Company, LLC, from Wallace L. Loyd, et ux., et al. (heirs of O. J. Loyd) by deed dated October 14, 2004, recorded in Deed Book 351, page 240, in the Ohio County Clerk’s office.

195.	028 - C - 159	45.40 acres
196.	028 - C - 158	65 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

197.	028 - 125, T.1	10.66 acres	100% Interest
	028 - 125, T.2	31.80 acres	Approx. 93.3% Interest
	028 - 125, T.3	44.20 acres	Approx. 93.3% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a)	Altha Addington Morton, widow, et al., by deed dated January 20, 1962, recorded in Deed Book 151, page 184;

(b)	Orhal Smith, single, by deed dated March 9, 1965, recorded in Deed Book 164, page 415;

(c)	Alice Addington, widow, et al., by deed dated March 24, 1965, recorded in Deed Book 164, page 591;

(d)	Esther Addington, widow, et al., by deed dated March 13, 1965, recorded in Deed Book 165, page 641; and

(e)	Esther Addington, widow, et al., by deed dated April 7, 1966, recorded in Deed Book 168, page 609.

198.	028 - C - 56	91 less 2 acres
199.	028 - C - 49	140 less 30 acres
200.	028 - C - 51	68 acres
201.	028 - C - 25	30 acres
202.	028 - C - 135	70 acres
203.	028 - C - 46	62.5 less 12 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

204.	028 - 083, T.1	62.5 acres	80% Interest
	028 - 083, T.2	75 acres	100% Interest
	028 - 083, T.3	102 acres	100% Interest
	028 - 083, T.4	12 acres	100% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

205.	028 - C - 136	15.25 less 2.50 acres
206.	028 - C - 137	1.75 acres
207.	028 - C - 138	16.50 acres
208.	028 - C - 119	4.40 acres

209.	028 - C - 140	17 acres
210.	028 - C - 139	0.75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

211.	028 - 138	135.5 acres	Approx. 58.432% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a)	Ida Hicks, et vir., by deed dated December 14, 1964, recorded in Deed Book 163, page 535;

(b)	O. D. Fulkerson by deed dated December 18, 1964, recorded in Deed Book 163, page 577;

(c)	Athel Danks, et vir., et al., by deed dated December 15, 1964, recorded in Deed Book 163, page 582;

(d)	C. O. Hunter, et ux., by deed dated December 24, 1964, recorded in Deed Book 163, page 585;

(e)	Willie E. Henry, et vir., by deed dated August 17, 1967, recorded in Deed Book 175, page 560;

(f)	Austin C. Hunter, et ux., by deed dated September 19, 1967, recorded in Deed Book 176, page 235;

(g)	Roy Hunter Trunnell, et ux., by deed dated March 25, 1968, recorded in Deed Book 178, page 527;

(h)	Martha Barnard Hess, et vir., by deed dated April 10, 1968, recorded in Deed Book 179, page 37; and

(i)	Ernest B. Trunnell, et ux., by deed dated February 3, 1976, recorded in Deed Book 217, page 313.

212.	028 - C - 120	57.50 acres	100% Interest
213.	028 - C - 121	40 acres	100% Interest
214.	028 - C - 59	88 acres	50% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

215.	028 - 147, T.1	40 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Pauline Johnson, et ux., by deed dated April 28, 1966, recorded in Deed Book 169, page 130; from Fannie White, et ux., by deed dated September 20, 1968, recorded in Deed Book 181, page 63; and from Ellen Bellew by deed dated October 1, 1968, recorded in Deed Book 181, page 155; all in the Ohio County Clerk’s office.

216.	028 - C - 57	115 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

217.	028 - 100, T.2	59 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Icelean Bennett Young by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

218.	028 - 070	86.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Herbert Martin, et ux., by deed dated September 22, 1955, recorded in Deed Book 126, page 245, in the Ohio County Clerk’s office.

219.	028 - 053	175 Less 7 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from O. E. Allen, et ux., by deed dated March 30, 1955, recorded in Deed Book 124, page 73; and from Margaret Gill, et vir., et al., by deed dated May 23, 1955, recorded in Deed Book 124, page 443; both in the Ohio County Clerk’s office.

220.	028 - 069	145 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Mary Lee Drake, et vir., by deed dated September 22, 1955, recorded in Deed Book 126, page 213, in the Ohio County Clerk’s office.

221.	028 - 100, T.1	30.75 acres
AND BEING the same property conveyed from Icelean Bennett Young to Sentry Royalty Company and Beaver Dam Coal Company by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

222.	028 - 102, T.1	12 acres
	028 - 102, T.2	37.5 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company in the following deeds, all in the Ohio County Clerk’s office:
a)	Ed Bennett, et ux., dated September 15, 1959, recorded in Deed Book 142, page 512;

b)	Stella Russell dated September 19, 1959, recorded in Deed Book 142, page 516;

c)	Minnie Perry, et al., dated September 25, 1959, recorded in Deed Book 142, page 514;

d)	Augusta Miller, et al., dated October 14, 1959, recorded in Deed Book 142, page 635;

e)	Seward Bennett, et al., dated September 21, 1959, recorded in Deed Book 143, page 26;

f)	Pauline Hampton, et al., dated October 14, 1959, recorded in Deed Book 143, page 28;

g)	Ariee Bennett Taylor, et al., dated October 22, 1959, recorded in Deed Book 143, page 80;

h)	Wilbert Bennett dated November 16, 1959, recorded in Deed Book 143, page 207;

i)	Louise Anderson dated November 16, 1959, recorded in Deed Book 143, page 205.

223.	028 - 101	76.1 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ed Bennett, et ux., by deed dated July 15, 1959, recorded in Deed Book 142, page 83, in the Ohio County Clerk’s office.

224.	1123 - 004, T.1	58.5 acres
	123 - 004, T.2	88.6 acres
AND BEING the same property conveyed to Peabody Development Company from Virginia Sue Campbell, et al. (heirs of Charles E. Wolcott), by deed dated January 30, 1998, recorded’ in Deed Book 311, page 79, in the Ohio County Clerk’s office.

225.	028 - 099, T.1	150 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

226.	028 - 080	186 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Roxie P. Gish, et al., by deed dated September 8, 1956, recorded in Deed Book 130, page 189, in the Ohio County Clerk’s office.

227.	028 - C - 148	131.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

228.	028 - 056, T.1	115 less 2 acres
	028 - 056, T.2	Approx. 103 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Lucy Taylor, et vir., by deed dated April 7, 1955, recorded in Deed Book 124, page 179, in the Ohio County Clerk’s office.

229.	028 - C - 141	392.3 acres
230.	028 - C - 147	51 less 2 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

231.	028 - 099, T.2	2 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

232.	028 - 169, T.7	“100 to 120 acres” (per deed)
	028 - 169, T.8	115 1/4 acres Less 40 1/4 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Farm Enterprises, Inc., by deed dated November 22, 1967, recorded in Deed Book 177, page 105, in the Ohio County Clerk’s office.

233.	028 - C - 146	70 acres
234.	028 - C - 143	40 acres and 1 acre
235.	028 - C - 145	95 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

236.	1123 - 002 - 0A	Undivided 1/2 Interest 152.1 acres
AND BEING the same property from which an undivided 1/2 interest was conveyed to Peabody Development Company by Master Commissioner’s Deed dated February 10, 1999, recorded in Deed Book 316, page 697, of the Ohio County Clerk’s office.

237.	028 - C - 142	135 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

238.	028 - 068, T.1	93.5 acres
	028 - 068, T.2	76.8 acres
	028 - 068, T.3	0.5 acres
	028 - 068, T.4	20 acres
	028 - 068, T.5	17.48 acres
	028 - 068, T.6	21.25 acres
	028 - 068, T.7	94.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company by deed from Wallace Roe, et ux., et al., dated September 15, 1955, recorded in Deed Book 126, page 152; and by deed from Gussie C. Roe, et vir., dated September 22, 1955, recorded in Deed Book 126, page 215; both in the Ohio County Clerk’s office.

239.	028 - 086	50 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Walter Withrow, et ux., by deed dated July 9, 1957, recorded in Deed Book 133, page 315, in the Ohio County Clerk’s office.

240.	028 - 090	178 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Bertie Eudaley, et al., by the following deeds of record in the Ohio County Clerk’s office:
a) Opia Coin, et vir., dated December 14, 1957, recorded in Deed Book 135, page 351;
b) George Erwin dated December 16, 1957, recorded in Deed Book 135, page 353;
c) Sudie Boone dated December 13, 1957, recorded in Deed Book 135, page 355;

d) William Eudaley dated November 7, 1957, recorded in Deed Book 135, page 357;
e) Bertie Eudaley, et al., dated December 13, 1957, recorded in Deed Book 135, page 359;
f) Ruth Brennick, et ux., dated December 30, 1957, recorded in Deed Book 135, page 443;
g) Mary Elizabeth Craft dated January 8, 1958, recorded in Deed Book 135, page 487;
h) Luvina Reid dated January 18, 1958, recorded in Deed Book 135, page 555; and
i) Rodney Chinn, Guardian for E. Robert and Erma Lee, dated December 28, 1957, recorded in Deed Book 136, page 350.

241.	028 - 082	189 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by the following deeds of record in the Ohio County Clerk’s office:
a) Eva Morton Vance, et vir., dated February 15, 1957, recorded in Deed Book 131, page 363;
b) Jean Morton Sherrill, et vir., dated February 22, 1957, recorded in Deed Book 131, page 425;
c) Ethyl Morton dated February 22, 1957, recorded in Deed Book 131, page 436.

242.	028 - 215	LEASEHOLD RESERVED HEREIN

243.	028 - D - 64	56 acres and 40 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

244.	028 - 210	45 Less 3 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Martha M. Marsh, et vir., by deed dated April 10, 1972, recorded in Deed Book 198, page 241, in the Ohio County Clerk’s office.

245.	028 - C - 150	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

246.	028 - D - 70	40 acres
247.	028 - D - 69	47.60 acres
248.	028 - D - 71	60 acres 3 rods and 4 poles except 6 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

249.	028 - D - 74	45 acres	25% Interest
	028-211	45 acres	75% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101; and the same 45-acre tract conveyed to Beaver Dam Coal Company and Peabody Coal Company from

Ben Kimmel, et ux., by deed dated May 2, 1972, recorded in Deed Book 198, page 383; both in the Ohio County Clerk’s office.

250.	028-204	63.50 less 19.75 acres	66% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Peabody Coal Company from heirs of Druzilla Barnard in the following deeds of record in the Ohio County Clerk’s office:
a) Margret Everly, et al., by deed dated August 11, 1971, recorded in Deed Book 195, page 18;
b) Margaret D. Barnard, et al., by deed dated April 1, 1972, recorded in Deed Book 198, page 130;
c) Jessie B. Woodward, et vir., by deed dated August 20, 1971, recorded in Deed Book 195, page 145.

251.	028 - D - 75	19.75 acres	25% Interest
252.	028 - D - 74	202 acres and 10 acres
		except 60 acres	25% Interest
253.	028 - D - 41	66 less 30 acres
254.	028 - D - 68	30 acres
255.	028 - D - 67	64 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

256.	028 - C - 153	18.375 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

257.	028 - D - 51	133.60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

258.	028 - C - 152	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

259.	028 - 185, P.3, T.1	120 acres
	028 - 185, P.3, T.2	74 acres
AND BEING a portion of the property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

260.	Part of 2699-000006-00 — formerly: K-128-018, G. 6, T. 2	50 acres
	formerly: K-128-018, G. 6, T. 3	0.50 acres

AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.

261.	Part of 2699-000006-00 — formerly: K-128-018, G. 4	55 acres
AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.
Common Sources of Title
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. (Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236; both in the Ohio County Clerk’s office.)
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, in the Ohio County Clerk’s office, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, in the Ohio County Clerk’s office, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, in the Ohio County Clerk’s office, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630, in the Ohio County Clerk’s office.
6. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 -152, in the Ohio County Clerk’s office.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded on December 20, 2005, in Deed Book 358, page 301, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, in the Ohio County Clerk’s office, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By Instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503, in the Ohio County Clerk’s office.
14. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC, and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144, in the office of the Ohio County Clerk.
15. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Correction Special Warranty Deed effective September 13, 2007, recorded March 18, 2008, in Deed Book 373, page 43, in the Office of the Ohio County Clerk.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103, in the Office of the Ohio County Clerk.

2. Subject to the Notice of Royalty Interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, pages 452 - 459, in the Ohio County Clerk’s office, concerning the First, Third, and Fourth Boundaries described therein.
3. Subject to the overriding royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, in the Ohio County Clerk’s office, between Sentry Royalty Company and W. B. Dozier, Hellen Dozier and Lula Hickman, concerning the Third Boundary described therein; additionally, all Tracts designated “028 - 033” herein.
4. Subject to the Easement Agreement among Peabody Development Company, Beaver Dam Coal Company, and Big Rivers Electric Corporation dated April 12, 1996, recorded in Deed Book 302, page 142, in the Office of the Ohio County Clerk.
5. Subject to the Easement Agreement between Peabody Coal Company and Big Rivers Electric Corporation dated March 13, 1996, recorded in Deed Book 302, page 150, in the Office of the Ohio County Clerk.
6. Subject to the Transmission Line Easements from Peabody Coal Company, Peabody Development Company, and Beaver Dam Coal Company to Kentucky Utilities Company, dated September 18, 1996, recorded in Deed Book 304, pages 39 - 89, in the Office of the Ohio County Clerk.
7. Subject to the Utility Easement from Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Company by instrument dated November 5, 2006, recorded in Deed Book 364, page 352, in the Office of the Ohio County Clerk.
8. Item 3: Subject to the Easement from Beaver Dam Coal Company to Big Rivers Electric Corporation dated August 17, 1982, recorded in Deed Book 245, page 600, in the Ohio County Clerk’s office.
9. Item 74: Subject to the Unrecorded 1957 Trust Agreement in which certain beneficiaries designated J. William Bassett as trustee on their behalf, to purchase the real estate of Chandler Brothers, Inc. The Agreement empowered Bassett to sell, convey, lease, or dispose of the trust estate on behalf of the beneficiaries without their personal execution of instruments; and further empowered Bassett to pay all necessary and actual expenses incident to the acquisition, ownership, and disposal of the subject real estate on behalf of the beneficiaries.
10. Item 78: Subject to the exception of a church and cemetery described in the Commissioner’s deed to John S. Dexter dated March 24, 1894, recorded in Commissioner’s Deed Book E, page 434, in the Office of the Ohio County Clerk.
11. Item 140: Subject to the highway right-of-way from Beaver Dam Coal Company and Sentry Royalty Company to Ohio County, Kentucky, dated July 17, 1961, recorded in Deed Book 156, page 45, in the Office of the Ohio County Clerk.
12. Item 142: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company, by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Office of the Ohio County Clerk;

13. Item 144: A two (2) acre portion of the 54-acre tract is subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, husband and wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
14. Item 145: Subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, his wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
15. Item 151: Subject to an undivided interest in all coal owned by Gladys Marie Burgess 5%, Sherry Ann Maddox 1.666%, Jim V. Maddox 1.666%, and Geneva Maddox Fulkerson 1.666%.
16. Item 155: Subject to the deed from John Maddox, et al., to the United Baptist Church of West Providence dated May 7, 1855, recorded in Deed Book O, page 537, in the Ohio County Clerk’s office.
17. Items 172 and 173: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Ohio County Clerk’s office.
18. Item 150: Subject to the conveyance by J. W. Chancellor, et ux., to the Trustees of Lone Star Church by deed dated February 3, 1904, recorded in Deed Book 26, page 89, which tract description cited the existence of a graveyard in 1904.
19. Item 175: Subject to the exception of a one (1) acre school tract as stated in the tract description. The parent tract chain of title reveals no recorded conveyance of one (1) acre for a school; however, the Beaver Dam Coal Company map indicates some type of exception within the bounds of Coal Tract No. 028 - C - 8.
20. Item 185: Subject to (a) the cemetery conveyance from William L. Barnard, et ux., to trustees of Equality Church, by deed dated March 7, 1889, recorded in Deed Book 8, page 305; and (b) the exception of two (2) acres conveyed from C. M. Igleheart, et ux., to Andrew Addington, by deed dated December 12, 1899, recorded in Deed Book 24, page 452; both conveyances recorded in the Office of the Ohio County Clerk. The two (2) acre tract is designated Item 184 herein.
21. Items 193 and 194: Tract 1, and Parcels 1 through 4, are subject to an undivided 1/8 fee simple interest outstanding in the unknown heirs of Martha Tichenor Bennett and Timothy Bennett, husband and wife in 1850 (Ohio County Marriage Book F, page 90).
22. Item 196: Subject to the Transmission Line Easement from Beaver Dam Coal Company to Kentucky Utilities Company dated March 1, 1977, recorded in Deed Book 226, page 174, in the Ohio County Clerk’s office.
23. Item 197: Grantors possess no information to substantiate the ownership interest purportedly conveyed from these three tracts.
24. Item 197: Subject to outstanding partial interests in 028-125, T2 and T3.

25. Item 204:
     (a) Tract 1 (62 1/2 acres) is subject to the life estate in an undivided 1/30 interest in coal of Fannie E. Bullock, widow of W. C. Bullock who died in 1940. (See Deed Book 89, page 354.) No Affidavit of Death of Fannie E. Bullock appears of record in Ohio County.
     (b) Tract 1 (62 1/2 acres) is subject to an outstanding undivided 20% interest in all coal arising under the Will of Samuel Morton, recorded July 7, 1913, in Will Book E, page 28, in the Office of the Ohio County Clerk. In 2003, the outstanding 20% interest in all coal was owned by Hulan L. Bullock (13.33 percent), William M. Overhults (3.333 percent), and the Effie D. Everly heirs (3.333 percent).
26. Item 205: Subject to a 2 1/2-acre fee simple exception, severed from J. R. Hunter, et ux., to Sam Morton by deed dated January 20, 1902, recorded in Deed Book 24, page 343, in the Office of the Ohio County Clerk. The 2 1/2-acre tract is a southwest portion of PVA Tract No. 126-19.
27. Item 211: Subject to the following, according to instruments of record in the Ohio County Clerk’s office:
(a) Execution and recording of an Affidavit of Death in order to extinguish the dower interest of Virgie Hunter Vincent (wife of Ben. T. Vincent) in all coal underlying the 135 1/2-acre tract.
(b) Approximately an undivided 41.568% interest in all coal underlying the 135 1/2-acre tract was owned in 2003 by William M. Overhults, W. C. Overhuls, O. W. Overhuls, Susie Yeiser, Robert D. Hunter, William M. Hunter, Margaret Ethel Hunter, and the unknown heirs, successors and/or assigns of Howard H. Hunter, deceased.
(c) Pipeline right-of-way easement from Kenneth Geary, et ux., to Ashland Oil & Transportation Company by instrument dated October 21, 1955, recorded in Deed Book 127, page 28, in the Office of the Ohio County Clerk.
28. Items 215, 217, 218, 220, 225 and 226: Subject to the Easement Agreement dated April 12, 1996, from Peabody Development Company and Beaver Dam Coal Company to Big Rivers Electric Corporation recorded in Deed Book 302, page 142, in the Ohio County Clerk’s office.
29. Item 215: Subject to the Easement granted to Kentucky Utilities Company by Carl Addington, et ux., dated October 4, 1977, recorded in Deed Book 226, page 168, in the Ohio County Clerk’s office.
30. Items 217 and 219: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 162, in the Ohio County Clerk’s office.
31. Item 216: Subject to the following instruments of record in the Ohio County Clerk’s office:
a)	Highway right-of-way granted to the Commonwealth of Kentucky by Nancy E. Spicer, by instrument dated April 12, 1934, recorded in Deed Book 89, page 102;

b)	Easement granted to Kentucky Utilities Company by Elwood Cundiff, et ux., dated April 12, 1934, recorded in Deed Book 111, page 247;

c)	Pipeline Easement granted to Ashland Oil & Transportation Company by Elwood Cundiff, et ux., in the undated instrument recorded in Deed Book 127, page 81;

d)	Easement granted to Kentucky Utilities Company by Delphine Addington dated October 11, 1977, recorded in Deed Book 226, page 166.
32. Items 218 and 220: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Easement granted to Kentucky Utilities Company by Herbert Martin, et ux., dated January 9, 1948, recorded in Deed Book 106, page 379;
(b) Easement granted to Kentucky Utilities Company by Fosteen Burden dated October 5, 1977, recorded in Deed Book 226, page 160; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Herbert Martin, et ux., in an undated instrument recorded in Deed Book 127, page 81.
33. Item 219: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Highway right-of-way granted to the Commonwealth of Kentucky by R. H. Bennett, et ux., in the instrument dated April 11, 1934, recorded in Deed Book 89, page 112;
(b) Easement granted to Kentucky Utilities Company by Icelean B. Young dated January 8, 1948, recorded in Deed Book 106, page 405; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Ernest Burden, et ux., in the instrument dated October 4, 1955, recorded in Deed Book 127, page 80, in the Ohio County Clerk’s office.
34. Item 223: Subject to the 15 foot private road Easement granted to H. P. Addington by Robert Bennett, et ux., in the deed dated September 18, 1906, recorded in Deed Book 29, page 607, in the Ohio County Clerk’s office, now possessed by owners of PVA Tract No. 148 - 4B.
35. Item 225: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 158, in the Ohio County Clerk’s office.
36. Item 230: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by Herman Jones, et ux., in the instrument dated September 12, 1955, recorded in Deed Book 127, page 9, in the Ohio County Clerk’s office.
37. Items 224 and 226: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by J. J. Wolcott, et ux., and P. M. Wolcott, et ux., in the instrument dated September 29, 1955, recorded in Deed Book 127, page 1, in the Ohio County Clerk’s office.
38. Item 238: (a) Tract No. 028 - 068, T.2, is subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 385, in the Ohio County Clerk’s office, from

Warren C. Roe (trustee for Richard Wallace Hughes, II, and Jonathan Todd Hughes) to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred on the premises; and (b) Tract No. 028 - 068, T.2 and T.4 are subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 387, in the Office of the Ohio County Clerk, from Warren C. Roe, et ux., to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred from the premises.
39. Items 229 and 230: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by C. A. Liter in the deed dated April 10, 1934, recorded in Deed Book 89, page 97, in the Office of the Ohio County Clerk; and (b) C. D. Kessinger executed a similar conveyance in 1939 which cannot be reviewed due to erroneous recording information in the indices of the Ohio County Clerk.
40. Items 235 and 236: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by H. G. Barnard, et ux., in the deed dated April 10, 1934, recorded in Deed Book 89, page 100, in the Ohio County Clerk’s office.
41. Items 234, 235, 236 and 237: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by the H. G. Barnard heirs by instrument dated September 12, 1955, recorded in Deed Book 127, page 5, in the Ohio County Clerk’s office.
42. Items 214, 215, 216, 217, 218, 219, 220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231, 232, 233, 234, 235, 236, 237, 238 and 239: Subject to the Reciprocal Mining Agreement dated May 31, 2007, between Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC and Western Land Company, LLC, recorded in Deed Book 368, page 1, in the Office of the Ohio County Clerk.
43. Items 216, 219, 221, 222 and 232: Subject to the Utility Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 12, 2006, recorded in Deed Book 365, page 66, in the Office of the Ohio County Clerk.
44. Items 113, 115, 116, 126, 127 and 128: Subject to the Transmission Line Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 27, 2006, recorded in Deed Book 365, page 397, in the Office of the Ohio County Clerk.
45. Items 249 and 252: Subject to Correction Deed by Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC, both Delaware limited liability companies, to Western Diamond, LLC, a Nevada limited liability company, dated September 11, 2007, of record in Deed Book 369, page 759, in the Office of the Ohio County Clerk.
46. Items 260 and 261: Subject to the limitation on grant of deeded assets, Grantor’s reservation of rights, and Grantee’s assumed liabilities contained in the Special Warranty Deed, Assignment, Assumption and Bill of Sale from CNX Gas Company, LLC, as Grantor, to Cyprus Creek Land Resources, LLC, as Grantee, dated October 9, 2007, of record in Deed Book 370, page 657, in the Office of the Ohio County Clerk.
END OF EXHIBIT A-1

N

Coal Owned

Coal Leased

Coal Partially Owned

Scale: 1" = 6,000'

Exhibit A-2
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Owned #9 Coal Only
Ohio County, KY

EXHIBIT B-1
Surface and Surface Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028-181(2)	103 acres
AND BEING a portion of the property conveyed to Peabody Coal Company and Beaver Dam Coal Company from William I. Brown, et ux., by deed dated March 13, 1970, recorded in Deed Book 201, page 381, in the Ohio County Clerk’s office.

2.	028-242	32 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Ella B. Bell, unmarried widow, by deed dated February 24, 1976, recorded in Deed Book 217, page 447, in the Ohio County Clerk’s office.

3.	028-296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company from Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

4.	028-161, T.1	60.25 acres
(except portion conveyed at Deed Book 237, page 90)
	028-161, T.2	75.00 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Foster James, et ux., by deed dated December 15, 1966, recorded in Deed Book 177, page 317, in the Ohio County Clerk’s office.

5.	028 -108, T.2	258 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from John Lindley, et ux., by deed dated May 17, 1960, recorded in Deed Book 155, page 151, in the Ohio County Clerk’s office.

6.	028-122	168 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657; both in the Ohio County Clerk’s office.

7.	028-252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company from Edwin Brown, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

8.	028-251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company from Earl Powers, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.
Common Sources of Title
(All recorded references are to the Ohio County, Kentucky, Clerk’s Office)
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236.
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
6. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503.
14. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144.
15. And being a portion of the same property conveyed by Cyprus Creek Land Resources, LLC to Cyprus Creek Land Company by deed dated September 13, 2007, recorded in Deed Book 370, page 199.
16. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Correction Special Warranty Deed of Conveyance effective September 13, 2007, recorded March 28, 2008, in Deed Book 373, page 43.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the Notice of Royalty Interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, concerning the Third Boundary described therein.
2. Subject to the Overriding Royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, between Sentry Royalty Company and W. B. Dozier, Helen Dozier, and Lula Hickman, concerning the Third Boundary described therein.

3. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103.
4. Item 4: Subject to the following instruments of record:
     (a) The 1/4-acre cemetery excepted by heirs of John Howell in the deed dated and recorded April 8, 1833, in Deed Book F, page 393;
     (b) Highway right-of-way to Ohio County, Kentucky, dated February 13, 1931, recorded in Deed Book 78, page 194;
     (c) Highway right-of-way to the Commonwealth of Kentucky dated September 9, 1933, recorded in Deed Book 81, page 595;
     (d) Highway right-of-way to the Commonwealth of Kentucky dated September 19, 1933, recorded in Deed Book 81, page 596;
     (e) Conveyance of Raymond Nall Road by Big Rivers Electric Corporation, et al., to Ohio County, Kentucky, dated January 10, 1984, recorded in Deed Book 249, page 599; and
     (f) Pole Line Agreement from Bernie Tichenor, et ux., to Kentucky Utilities Company dated March 17, 1947, recorded in Deed Book 104, page 331. The cited utility easement has been relocated but no instrument appears of record to this effect. See the plat of record in Deed Book 237, page 102, which depicts the power line easement as located in 1980.
5. Item 5: Subject to the following instruments of record:
     (a) The undivided 1/8 interest in the Alney Tichenor estate (179 acres) outstanding in the heirs of Maria Tichenor and Squire W. Tichenor, wife and husband. Maria Tichenor last appears of record in 1903 (Deed Book 30, page 453). The Affidavit of Descent dated April 17, 1950, recorded April 22, 1950, in Deed Book 111, page 120, states that S. W. Tichenor died intestate circa 1945, an unmarried resident of Ohio County, survived by the following persons who constitute his sole heirs:

Clyde Tichenor	Son	64	Centertown, Ky.	1/4
Gerda M. Tichenor	Daughter	72	Centertown, Ky.	1/4
Melissa A. James	Daughter	64	Centertown, Ky.	1/4
Willie L. Myers	Daughter	68	Alcoa, Tn.	1/4
     (b) Road reservation described in the deed dated September 19, 1919, recorded in Deed Book 57, page 639, in which C. A. Lindley, et ux., and John Lindley, et ux., conveyed the 258 acre parent tract to Homer Nation and Bert Nation. The road is located within Surface Tract No. 028 - 197, T.1, as the same was conveyed to Theodore Hill, et ux., in 1919 (Deed Book 61, page 525).
     (c) Agreement of Right of Way dated November 2, 1936, recorded in Deed Book 85, page 97, in which Bert Nation, et ux., et al., granted a right-of-way across the subject tract to Kentucky Natural Gas Corporation of Owensboro, Kentucky.
6. Item 6: Subject to the following instruments of record:
     (a) The 168 acre tract is erroneously described in all instruments of record from 1875 to the present, which description fails to account for an 18 3/4 acre parcel described in 1830 at Deed Book F, page 242, comprising a northeastern portion of the 168 acre parent tract.

     (b) The highway right-of-way deed dated September 6, 1933, recorded in Deed Book 81, page 593, by James N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
     (c) Pole Line Agreement dated May 13, 1947, recorded in Deed Book 104, page 392, by Raymond T. Nall to Kentucky Utilities Company.
7. Item 8: Subject to the following highway rights-of-way of record:
     (a) Deed dated February 3, 1931, recorded in Deed Book 78, page 191, by J. N. Nall, et ux., to Ohio County, Kentucky;
     (b) Deed dated August 22, 1931, recorded in Deed Book 78, page 216, by J. N. Nall, et ux., to Ohio County, Kentucky; and
     (c) Deed dated September 6, 1933, recorded in Deed Book 81, page 593, by J. N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
END OF EXHIBIT B-1

RIVER
ROUGH
Coffman
Point Pleasant
Matanzas
Kirtley
Cave Hill
1
2
3
4
5
6
7
8
028-250(2)
N

Surface Owned

Scale: 1" = 3,000'

Exhibit B-2
Cyprus Creek Land Company to Ceralvo Holdings, LLC
Owned Surface
Ohio County, KY

SCHEDULE B
Leased Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky: all of the #9 vein or seam of coal and the coal mining rights and privileges appurtenant thereto, in, on and underlying the real property more particularly described on Exhibit A attached hereto and depicted on the map attached as Exhibit B, both of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC by Assignment and Assumption of Mineral Leasehold Estate (Danks and Ray #9 Coal Only), dated March 31, 2008, a Memorandum of which being of record in Deed Book 373, Page 199, in the office of the Clerk of Ohio County, Kentucky.
Underlying lease: Agreement between Athel W. Danks and Richard A. Danks and Amy Ray and Ed Ray in favor of Peabody Coal Company dated August 25, 1972, a short form of which is of record in Deed Book 200, Page 215, in the office of the Clerk of Ohio County, Kentucky.

2

EXHIBIT A
Tract No. 028 - 215, Parcels 1 - 6
Parcel 1: Beginning at two beeches on the bank of Green River thence N. 12-1/2 E. 167 poles and 13 links to a stone; thence S. 68-1/4 E. 143 poles to a stone, thence S. 28 W. 76 poles and 23 links to a stone; thence S. 57-1/2 E. 30 poles and 8 links to a stone; thence S. 20-1/2 W. 66 poles to a hickory bush and stone on the bank of Green River; thence down the river to the beginning, containing 131 acres.
Parcel 2: Beginning at a stone; thence N. 12-1/2 E. 58 poles and 12 links to a small ash and stone; thence S. 68-1/4 E. 141 poles to a stone, thence South 2 West 38 poles and 5 links to a stone; thence South 28 West 21 poles and 12 links to a stone; thence North 68-1/4 West 143 poles to the beginning, containing 52 acres.
Parcel 3: Beginning at a stone; thence South 57-1/2 E. 30 poles and 8 links to a stone; thence South 66 East 49 poles and 5 links to a stone; thence North 48-1/2 E. 20 poles and 7 links to a stone in the Hartford and Ceralvo Road; thence North 65-1/2 East 43 poles and 16 links to a stone in said road; thence North 50-3/4 E. 24 poles and 20 links to a stone; thence South 69 East 20 poles to two black oaks and a stone; thence North 36-3/4 East 8 poles and 17 links to a black oak and stone; thence North 11 W. 33 poles and 5 links to a down poplar, black gum and stone; thence North 9-1/2 East 38 poles and 20 links to a poplar and hickory; thence North 72-1/2 W. 32 poles to a black oak stump, hickory and stone; thence North 68-1/4 W. 113 poles and 20 links to a stone; thence South 2 West 38 poles and 5 links to a stone; thence S. 28 W. 98 poles and 10 links to the beginning, containing 115-1/2 acres.
Parcel 4: Beginning at a stone in the original line between Presley L. Wood and D. W. Kimmel on the West side of the Hartford and Ceralvo road; thence with said road N. 36 1/4 E. 31 rods and 8 links to a stone, thence with said road N. 26 E. 11 rods and 20 links to a stone, thence with the road that connects the Hartford and Ceralvo road with the Hartford and South Carrollton road, N. 42 1/4 W. 35 rods and 16 links to a stone; thence S. 9 1/2 W. 34 rods to a black gum down poplar and stone; thence S. 11 E. 30 rods to the beginning, containing Six acres more or less.
Parcel 5: Beginning at a black gum, the South west corner of J. O. Kimbley’s land, thence North 104-8/11 poles to a stone in the original line thence North 70 West 91 poles to a stone in a branch, thence North 3 East 57 1/2 poles to a stone on bank of branch in M. F. Kimbley’s line, thence with his line North 87 1/2 West 27 poles to a poplar tree and stone, E. W. Smith’s corner in M. F. Kimbley’s line, thence with E. W. Smith’s line South 152 8/11 poles to a gum tree and stone in V. B. Morton’s line, thence South 70 East 121 poles to the beginning and containing 81 acres more or less.
Parcel 6: Beginning at a stone in Hartford and Ceralvo Road; thence South 63-1/2 East 30 rods and 23 links to a stone; thence South 17-3/4 West 12 rods and 15 links to a stone in the back line of the Town Plat of Ceralvo; thence South 64-1/2 East 23 rods and 17 links to a stone in Mrs. Druzilla Barnard’s line; thence North [28 E] 76-1/2 rods to a stone and two black oaks, P.

L. Wood’s corner; thence N. 69 W. 20 rods to a stone; thence South 50-3/4 West 24 rods and 20 links to a stone in the Hartford and Ceralvo road; thence S. 65-1/2 W. with said road 50 rods and 10 links to the beginning, containing 16 acres more or less.
AND BEING the same property in which the No. 9 seam of coal was leased to Peabody Coal Company by Athel W. Danks, et vir., and Ama W. Ray, et vir., by Agreement dated August 25, 1972, recorded in Deed Book 200, page 215, in the Ohio County Clerk’s office.
Common Sources of Title
     All recording references are to the Office of the Ohio County Clerk:
1. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
2. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
3. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
4. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.
5. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
6. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
7. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
8. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.

9. By Instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
10. By Assignment and Assumption of Mineral Leasehold Estate dated September 10, 2007, of record in Deed Book 370, page 368, Central States Coal Reserves of Kentucky, LLC assigned to Cyprus Creek Land Resources, LLC, a Delaware limited liability company, all of its right, title and interest in and to the Dank/Ray Agreement.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to an overriding royalty interest referred to in the Notice of Royalty Interest in favor of William G. Parrott, et al, dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, in the Office of the Ohio County Clerk, concerning the Fourth Boundary described therein.
2. Parcels 2, 5 and 6 are subject to the unrecorded Affidavit of Descent of E. B. Wood executed by Athel W. Danks in 1972, which is in the possession of the grantors herein.
3. Parcels 3 and 4 are subject to the coal reservation by Athel Wood Danks, et vir., et al., by deed dated August 15, 1946, recorded in Deed Book 102, page 304.
4. Parcel 5 is subject to the coal reservation by E. B. Wood by deed dated May 22, 1917, recorded in Deed Book 53, page 249.

Equality
Creek
Williams
Mile
90
NORMAL POOL ELEVATION 363
Ceralvo
GREEN
1379

N

Coal Leased

Scale: 1" = 2,000'

Exhibit B
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Leased #9 Coal Only
Ohio County, KY